                                                                   EXHIBIT 10.15

                  Supplemental Agreement No. 5

                               to

                   Purchase Agreement No. 1770

                             between

                       The Boeing Company

                               and

             International Lease Finance Corporation

           Relating to Boeing Model 767-300ER Aircraft


          THIS SUPPLEMENTAL AGREEMENT, entered into as of the 16th day of November, 1994, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and International Lease Finance Corporation, a company with its principal office in the City of Los Angeles, State of California, (hereinafter called Buyer);


                      W I T N E S S E T H:


          WHEREAS, the parties hereto entered into an agreement on December 15, 1992, relating to Boeing Model 767-3OOER aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

          WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth, to revise the Alternate Advance Payment Schedule defined in Attachment A to Letter Agreement No. 6-1162-RLL-494 to agree with the schedule set forth in letter 6-1162-RLL-444, dated November 3, 1992, Summary of "Handshake Agreement";

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Letter Agreement No. 6-1162-RLL-494, entitled "Advance Payments," Attachment A "Alternate Advance Payment Schedule" is deleted in its entirety and replaced by the following new Attachment A which is attached hereto and incorporated into the Purchase Agreement by this reference.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY            INTERNATIONAL LEASE
                              FINANCE CORPORATION



By:/s/R. Leo Lyons            By:/s/ Alan H. Lund


Its:   Attorney-In-Fact       Its: Senior Vice President
                                   Chief Financial Officer
                                   and Treasurer

Attachment A to
Letter Agreement No.
6-1162-RLL-494    Page 1

                    ALTERNATE ADVANCE PAYMENT SCHEDULE
                            767-300ER AIRCRAFT

                                          Amount Due Per Aircraft
                                          (Percentage of Advance)
Due Date of Payment                         Payment Base Price)

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                             Total                 *

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* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
  HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.